                             HAWAIIAN AIRLINES, INC.

                                   AUGUST 2004

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                       ONE MONTH ENDED   EIGHT MONTHS ENDED
                                                       AUGUST 31,         AUGUST 31,
                                                    ---------------   ------------------
                                                         2004               2004
                                                       ---------          ---------

OPERATING REVENUES:
  Passenger ......................................     $  69,457          $ 482,996
  Charter ........................................           477              3,928
  Cargo ..........................................         2,605             20,350
  Other ..........................................         5,754             28,657
                                                       ---------          ---------
    Total ........................................        78,293            535,931
                                                       ---------          ---------

OPERATING EXPENSES:
  Wages and benefits .............................        19,697            154,776
  Aircraft fuel, including taxes and oil .........        12,669             84,360
  Maintenance materials and repairs ..............         4,389             33,462
  Aircraft rent ..................................         8,923             71,094
  Other rental and landing fees ..................         2,216             16,370
  Sales commissions ..............................           522              3,074
  Depreciation and amortization ..................           649              4,884
  Special credit (Emergency Wartime Act) .........          --                 --
  Other ..........................................        14,271             98,949
                                                       ---------          ---------
    Total ........................................        63,336            466,969
                                                       ---------          ---------

OPERATING INCOME .................................        14,957             68,962
                                                       ---------          ---------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net ......................          (943)            (9,284)
  Interest and amortization of debt expense ......            (9)              (144)
  Interest income ................................          --                 --
  Gain (loss) on disposition of equipment ........            (1)               (37)
  Other, net .....................................            44                 68
                                                       ---------          ---------
    Total ........................................          (909)            (9,397)
                                                       ---------          ---------

INCOME BEFORE TAXES ..............................        14,048             59,565

INCOME TAXES:
  Income tax expense .............................        (5,807)           (25,683)
                                                       ---------          ---------

NET INCOME .......................................     $   8,241          $  33,882
                                                       =========          =========

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                             AUGUST 31,   DECEMBER 31,
                                                            2004          2003
                                                          ---------    ----------

ASSETS
Current Assets:
  Cash and cash equivalents ...........................   $ 143,463    $  87,728
  Restricted cash .....................................      63,852       52,766
  Accounts receivable .................................      40,151       36,902
  Inventories .........................................       8,215        9,552
  Prepaid expenses and other ..........................      24,358       20,674
                                                          ---------    ---------
    Total current assets ..............................     280,039      207,622
                                                          ---------    ---------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation      49,976       45,991
  Reorganization value in excess of identifiable assets      28,320       28,320
  Other assets ........................................      48,930       46,438
                                                          ---------    ---------
    Total noncurrent assets ...........................     127,226      120,749
                                                          ---------    ---------

        Total Assets ..................................   $ 407,265    $ 328,371
                                                          =========    =========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ...................   $      12    $    --
  Current capital lease obligation ....................         108         --
  Accounts payable ....................................      66,263       54,153
  Accrued liabilities .................................      61,314       57,587
  Air traffic liability ...............................     135,715      100,173
                                                          ---------    ---------
    Total current liabilities .........................     263,412      211,913
                                                          ---------    ---------

Noncurrent Liabilities:
  Long-term debt ......................................          37         --
  Other liabilities and deferred credits ..............     184,438      191,157
                                                          ---------    ---------
    Total noncurrent liabilities ......................     184,475      191,157
                                                          ---------    ---------

    Total Liabilities .................................     447,887      403,070
                                                          ---------    ---------

Liabilities Subject to Compromise .....................     133,471      134,532
                                                          ---------    ---------

Shareholders' Deficit:
  Common and special preferred stock ..................         278          278
  Capital in excess of par value ......................      60,084       60,084
  Notes receivable from optionholders .................         (49)      (1,560)
  Minimum pension liability adjustment ................    (112,255)    (112,255)
  Unrealized gain/(loss) on hedge instruments .........        (255)        --
  Accumulated deficit .................................    (121,896)    (155,778)
                                                          ---------    ---------
    Shareholders' Deficit .............................    (174,093)    (209,231)
                                                          ---------    ---------

        Total Liabilities and Shareholders' Deficit ...   $ 407,265    $ 328,371
                                                          =========    =========

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)
                                                                              ONE MONTH     EIGHT MONTHS
                                                                                ENDED          ENDED
                                                                              AUGUST 31,     AUGUST 31,
                                                                                2004           2004
                                                                              ---------      ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Income ..........................................................   $   8,241      $  33,882

      Adjustments to reconcile net income to net cash provided by operating activities before reorganization activities:
          Reorganization items, net .......................................         943          9,284
          Depreciation ....................................................         591          4,601
          Amortization ....................................................          58            283
          Net periodic postretirement benefit cost ........................         374          2,992
          Loss on disposition of property and equipment ...................           1             37
          Decrease (increase) in restricted cash ..........................      10,687        (11,086)
          Decrease (increase) in accounts receivable ......................       3,114         (3,249)
          Decrease in inventory ...........................................       1,553          1,337
          Increase in prepaid expenses and other ..........................      (4,424)        (3,939)
          Increase in accounts payable ....................................         249         12,110
          Increase (decrease) in air traffic liability ....................     (15,983)        35,542
          Increase in accrued liabilities .................................       6,170          3,727
          Other, net ......................................................      (5,637)       (12,250)
                                                                              ---------      ---------
             Net cash provided by operating activities
              before reorganization activities ............................       5,937         73,271
                                                                              ---------      ---------

      Reorganization activities:
          Professional fees paid ..........................................      (1,303)       (11,337)
          Interest on accumulated cash balances ...........................         360          1,744
                                                                              ---------      ---------
             Net cash used by reorganization activities ...................        (943)        (9,593)
                                                                              ---------      ---------

             Net cash provided by operating activities ....................       4,994         63,678
                                                                              ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment .................................      (3,511)        (8,748)
                                                                              ---------      ---------
             Net cash used in investing activities ........................      (3,511)        (8,748)
                                                                              ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from optionholders notes receivable ........................         162          1,511
      Proceeds from issuance of debt ......................................        --               52
      Repayment of debt ...................................................          (4)           (27)
      Principal payments under capital lease obligation ...................        (112)          (731)
                                                                              ---------      ---------
             Net cash provided by financing activities ....................          46            805
                                                                              ---------      ---------

             Net increase in cash and cash equivalents ....................       1,529         55,735
                                                                              ---------      ---------

Cash and Cash Equivalents - Beginning of Period ...........................     141,934         87,728
                                                                              ---------      ---------

Cash and Cash Equivalents - End of Period .................................   $ 143,463      $ 143,463
                                                                              =========      =========

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)

(Unaudited)

                                                 AUGUST
                                                  2004
                                            -----------------

SCHEDULED  TOTAL

                        PAX                          510,464
                        RPMS                     567,716,156
                        ASMS                     648,887,562
                        LF                             87.5%

CHARTER
                        PAX                            2,306
                        RPMS                       5,662,174
                        ASMS                       7,589,058
                        LF                             74.6%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              512,770
                RPMS (000)                           573,378
                ASMS (000)                           656,477
                CARGO/MAIL TON MI                  7,620,819
                LOAD FACTOR (%)                        87.3%